UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2009

E*TRADE Financial Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

135 East 57th Street, New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

(646) 521-4300

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

E*TRADE Financial Corporation (the “Company”) is filing this Current Report on Form 8-K to update the historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) for its revised segment financial reporting. As of January 1, 2009, the Company revised its segment financial reporting under Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information (“SFAS No. 131”) to reflect the manner in which the chief operating decision maker had begun assessing the Company’s performance and making resource allocation decisions.

Under Securities and Exchange Commission (the “SEC”) guidance, the revised segment financial reporting required by SFAS No. 131 should be provided for previously issued financial statements included in the Company’s currently filed 2008 Form 10-K, if those financial statements are incorporated by reference in filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements related to periods prior to the revised segment financial reporting.

On May 5, 2009, the Company filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 (“March 2009 10-Q”) with the SEC. In the March 2009 10-Q, the Company presented its results to reflect the new segments.

The revised segment financial reporting did not change the Company’s consolidated results of operations or financial condition for any periods presented.

The revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data for the years ended December 31, 2008, 2007 and 2006 is incorporated by reference in this Item 8.01 and is attached to this current report on Form 8-K as Exhibit 99.1. The revised sections of our 2008 Form 10-K included in this report have not been otherwise updated for events occurring after the date of our Consolidated Financial Statements, which were originally presented in the 2008 Form 10-K filed on February 26, 2009. All other information in the 2008 Form 10-K remains unchanged and is not being updated in this filing. This report should be read in conjunction with our 2008 Form 10-K (except for Items 6, 7 and 8 of Part II, which are contained in this report).

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data for the years ended December 31, 2008, 2007 and 2006 (Part II-Item 6, 7 and 8 of the Company’s Annual Report on the Form 10-K for the year ended December 31, 2008, 2007 and 2006, originally filed with the SEC on February 26, 2009).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 14, 2009

E*TRADE FINANCIAL CORPORATION

By:	/s/ Bruce P. Nolop
Bruce P. Nolop
Chief Financial Officer